UNIVERSAL ANNUITY

SEMI-ANNUAL REPORTS
JUNE 30, 2000

[UMBRELLA LOGO]






                           THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                           THE TRAVELERS QUALITY BOND ACCOUNT
                           FOR VARIABLE ANNUITIES

                           THE TRAVELERS MONEY MARKET ACCOUNT
                           FOR VARIABLE ANNUITIES



[TRAVELERS LIFE & ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

[TAMIC LOGO]


Travelers Asset Management International Company, LLC ("TAMIC") provides fixed income management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities.



[TIMCO LOGO]


The Travelers Investment Management Company ("TIMCO") provides equity management and subadvisory services for The Travelers Growth and Income Stock Account for Variable Annuities.

[TRAVELERS LIFE & ANNUITY LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 2000

MARKET AND ECONOMIC OVERVIEW

Stocks declined in the second quarter of 2000, leaving many of the major indexes down for the first half of the year as investors debated potential rate increases by the Federal Reserve Board ("Fed"). Volatility continued to be a major theme with both the Dow Jones Industrial Average ("DJIA") (1) and the Nasdaq Composite Index ("NASDAQ")(2) registering record one-day point losses. The breadth of the declines affected a wide range of stocks including many small- and large- capitalization company stocks, growth stocks and value stocks. (Growth stocks are shares of companies with historically strong and relatively predictable earnings growth rates. Value stocks are shares of companies that are believed to be undervalued but have good longer-term business prospects.) Momentum investing and dot.com stocks were out of favor, replaced in many cases by a renewed interest in companies that many investors believed may provide real earnings and had strong financials.

Concerns about higher interest rates peaked in mid-May, when the Fed raised interest rates an additional 50 basis points (3). The specter of rising rates was a catalyst for the weak performance of all of the major indexes during the period. The DJIA, which is made up of Old Economy companies, declined 8.44% during the reporting period. (The Old Economy represents more established, "blue-chip" companies.) The Standard & Poor's 500 Index ("S&P 500 Index") (4) of large-company stocks fell 0.43%, the Standard and Poor's MidCap 400 Index (5) ("S&P MidCap 400 Index") of medium-size company stocks and the Russell 2000 Index (6) of small-company stocks advanced 8.97% and 3.04%, respectively, for the six months ended June 30, 2000.

For the sixth consecutive time in the last year, the Fed acted to raise interest rates in May to slow the U.S. economy, increasing the federal funds rate by 50 basis points to 6.5%. (The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.) The increase of the target overnight interest rate marked its highest level in nine years and reflected Fed actions intended to address risks of an economy with higher inflationary pressures.

The Fed continued to stress its concern that there is a disparity in the growth of demand and potential supply, which may foster inflation and jeopardize the economy's performance. In theory, higher rates may potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive. Accordingly, many interest-rate sensitive stocks experienced price declines after the recent decision.

In June, many investors were relieved after the Fed left interest rates unchanged during its latest policy meeting. Although the central bank noted that inflation risks persist, the decision was made against more interest rate increases was ruled out for the time being. Generally, monetary policy takes time to filter through the economy and the full effect of higher interest rates may not be felt for months.

(1) DJIA is a price-weighted average of 30 actively traded blue-chip stocks. An investor cannot invest in an index.
(2) The NASDAQ is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.
(3) A basis point is 0.01% or one one-hundredth of a percent.
(4) The S&P 500 Index is a market capitalization measure of 500 widely held common stocks. An investor cannot invest directly in an index.
(5) S&P 400 Midcap Index is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation.
(6) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index




DAVID A. TYSON, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC

SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY


                                TABLE OF CONTENTS

                                                                                  PAGE
--------------------------------------------------------------------------------------

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES................................................................4


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE
ANNUITIES............................................................................17


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE
ANNUITIES............................................................................27



                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is managed by the Travelers Asset Management International Company, LLC ("TAMIC") with the Travelers Investment Management Company ("TIMCO") serving as subadvisor. Account GIS is managed to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that are able to grow earnings above consensus expectations and offer attractive relative value. In order to achieve consistent relative performance, we manage Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the six months ending June 30, 2000, Account GIS achieved a total return of -0.3%, before fees and expenses, in line with the S&P 500 return of -0.4%. Net of fees and expenses, Account GIS's total return of -1.2% for the first half of 2000 was comparable to the -1.0% median return for variable annuity stock accounts in the Lipper Growth & Income category. On a trailing twelve month basis as of June 30, 2000, Account GIS had a total return of 8.2%, net of fees and expenses, well ahead of the Lipper Growth & Income median of 0.6%. A discussion of portfolio performance in each of the first two quarters of 2000 is presented next.

During the first quarter of 2000, stock selection was most favorable in the Financial Services, Producer Durables and Utilities sectors and slightly adverse in the Technology and Health care sectors.

In the Financial Services sector, falling long-term rates helped bank and brokerage stocks. Our overweight positions in Merrill Lynch & Co., Morgan Stanley Dean Witter & Co., Lehman Brothers Holdings, Inc. and Chase Manhattan Corp., which serve to offset the underweight restriction in Citigroup, all performed quite well. Avoiding Associated First Capital which experienced disappointing operating performance in its loan origination business and AON Corp. which failed to meet consensus expectations for fourth quarter earnings also helped us.

In the Producer Durables sector, Tyco International Ltd. continued to rebound from the controversy surrounding its accounting practices in the treatment of mergers and acquisitions. By the end of the first quarter, Tyco International Ltd. had recovered most of the nearly -50% loss from the previous high established in September 1999. PerkinElmer, Inc. was also a strong performer with positive earnings and revenue momentum generated from its line of telecommunications products.

In the Utilities sector, our emphasis on telecommunications companies such as Nextel Communications, Inc. and Sprint Corp.-PCS Group continues to payoff. Nextel Communications, Inc. launched its worldwide cell phone service with several new joint ventures in the first quarter and Sprint Corp.-PCS Group continued to increase its penetration in the digital wireless market.

In the Technology sector, we were hurt by our picks in the software industry. BMC Software Inc. notified investors on January 5 that it was going to significantly miss the consensus earnings forecast of 53 cents/share due to an unexpected slowdown in North American sales. Other mainframe software stocks such as Compuware Corp. sold off in sympathy. Our performance was hurt by small overweight positions in both stocks.

In the Healthcare sector, we lost ground from being underweight in better performing stocks such as Pfizer, Inc. and Guidant. Performance was also hindered by Columbia/HCA Healthcare Corp., the hospital giant, which reported earnings in line with expectations but fell sharply as it failed to match the above-average operating results of other major hospital companies.

At the beginning of the second quarter, market volatility spiked up significantly. Value stocks dominated early in the quarter and growth stocks staged a strong recovery towards the end of the quarter. Stock selection hurt relative performance in the Consumer Discretionary and Utilities sectors, was favorable in the Producer Durables sector and remained mixed in the other sectors.

Higher interest rates and gasoline prices began to take their toll on retail stocks in the Consumer Discretionary sector. Our overweight position in Circuit City Stores, Inc. performed poorly as the company indicated that a slowdown in major appliance sales and a shift in the overall merchandise sales mix would result in lower profit margins. Other retail stocks which did not fare well in the second quarter included Lowe's Cos., Inc., Sears, Roebuck & Co. and Target Corp. Stores.

In the Producer Durables sector, PerkinElmer, Inc. continued its strong performance with positive earnings and revenue momentum generated from its line of telecommunications products. The big story in this sector, however, was Corning, Inc. which took the unusual step of guiding earnings estimates for the current fiscal year higher as it encounters unprecedented demand for its high tech products such as high-speed optical fiber and cable and LCD flat-panel display glass. Corning, Inc. rose by nearly 40% in the second quarter as its new focus on technology applications propels it into a higher earnings growth orbit.

In the Utilities sector, our emphasis on telecommunications companies such as Nextel Communications, Inc., Sprint Corp.-PCS Group and CenturyTel, Inc. did not pay off for the first time in several quarters. The Nasdaq sell-off in April and May had a negative effect on these higher-growth, higher price-to-earnings stocks and contributed adversely to performance.

The near term outlook for the stock market relies heavily on monetary policy. The Federal Reserve Board ("Fed") has indicated a hawkish bias in its promise to monitor inflationary developments closely. Economic data reported between now and the next Fed meeting in August will determine if we experience another rise in short term rates.

In our disciplined approach to stock selection, we screen our research universe of over 1,000 large cap securities for companies that offer improving earnings fundamentals at discounted stock valuations. A small sample of our current holdings is presented here to illustrate our investment approach. In the technology sector, we are emphasizing Oracle Corp. in the software industry and Micron Technologies, Inc. in the semiconductor industry as they offer strong earnings growth at reasonable valuations. As discussed above, Corning, Inc. represents our biggest active position in the diversified manufacturing group. Merck & Co, Inc. and Pfizer Inc. are our core plays in the health care sector.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA









                                [TAMIC LOGO]


                                [TIMCO LOGO]

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2000




ASSETS:
 Investment securities, at market value (cost $756,194,253) .........      $1,032,661,675
 Receivables:
    Dividends ......................................................              849,029
    Investment securities sold .....................................            4,166,370
    Purchase payments and transfers from other Travelers accounts ..              464,275
    Variation on futures margin ....................................               55,550
 Other assets ......................................................               45,215
                                                                           --------------

   Total Assets ....................................................        1,038,242,114
                                                                           --------------


LIABILITIES:

 Cash overdraft ....................................................              449,418
 Payables:
    Investment securities purchased ................................            3,679,829
    Contract surrenders and transfers to other Travelers accounts ..              391,162
    Investment management and advisory fees ........................              133,988
    Insurance charges ..............................................              264,600
 Accrued liabilities ...............................................               21,088
                                                                           --------------

   Total Liabilities ...............................................            4,940,085
                                                                           --------------

NET ASSETS:                                                                $1,033,302,029
                                                                           ==============



                       See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000





INVESTMENT INCOME:
  Dividends ............................................................       $   5,194,691
  Interest .............................................................             460,008
                                                                               -------------
     Total income ......................................................                            $   5,654,699

EXPENSES:
  Investment management and advisory fees ..............................           3,052,584
  Insurance charges ....................................................           6,028,381
                                                                               -------------
     Total expenses ....................................................                                9,080,965
                                                                                                    -------------

     Net investment loss ...............................................                               (3,426,266)
                                                                                                    -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
     ON INVESTMENT SECURITIES:
  Realized gain (loss) from investment security transactions:
   Proceeds from investment securities sold ............................         318,699,084
   Cost of investment securities sold ..................................         275,308,074
                                                                               -------------

     Net realized gain (loss) ..........................................                               43,391,010

  Change in unrealized gain (loss) on investment securities:
    Unrealized gain at December 31, 1999 ...............................         329,495,935
    Unrealized gain at June 30, 2000 ...................................         276,467,422
                                                                               -------------

     Net change in unrealized gain (loss) for the period ...............                              (53,028,513)
                                                                                                    -------------

       Net realized gain (loss) and change in unrealized gain (loss) ...                               (9,637,503)
                                                                                                    -------------

   Net decrease in net assets resulting from operations ................                            $ (13,063,769)
                                                                                                    =============




                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS




                                                                            SIX MONTHS            YEAR ENDED
                                                                              ENDED               DECEMBER 31,
                                                                          JUNE 30, 2000              1999
                                                                       -------------------     -----------------
                                                                          (UNAUDITED)
OPERATIONS:
  Net investment loss ...........................................       $    (3,426,266)       $    (5,292,085)
  Net realized gain (loss) from investment security
     transactions ...............................................            43,391,010            183,428,890
  Net change in unrealized gain (loss) on investment
     securities .................................................           (53,028,513)            16,046,336
                                                                        ---------------        ---------------

    Net increase (decrease) in net assets resulting from
       operations ...............................................           (13,063,769)           194,183,141
                                                                        ---------------        ---------------

UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 1,297,770 and 2,777,936 units, respectively) ...            29,541,039             57,722,048
 Participant transfers from other Travelers accounts
  (applicable to 1,846,059 and 4,293,186 units, respectively) ...            42,040,311             88,841,951
 Administrative charges
  (applicable to 13,714 and 28,450 units, respectively) .........              (314,000)              (620,057)
 Contract surrenders
  (applicable to 2,155,614 and 3,595,965 units, respectively) ...           (49,336,031)           (75,854,139)
 Participant transfers to other Travelers accounts
  (applicable to 2,146,390 and 3,893,858 units, respectively) ...           (48,803,333)           (80,968,008)
 Other payments to participants
  (applicable to 36,227 and 203,710 units, respectively) ........              (820,036)            (4,323,110)
                                                                        ---------------        ---------------

  Net decrease in net assets resulting from unit transactions ...           (27,692,050)           (15,201,315)
                                                                        ---------------        ---------------

     Net increase (decrease) in net assets ......................           (40,755,819)           178,981,826

NET ASSETS:

  Beginning of period ...........................................         1,074,057,848            895,076,022
                                                                        ---------------        ---------------

  End of period .................................................       $ 1,033,302,029        $ 1,074,057,848
                                                                        ===============        ===============




                       See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

     SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

     Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

     FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

     It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

     Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

     OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets and are short-term contracts with a duration of less than nine months. The market value of the options will be based on the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange, or in the absence of such price, the latest bid quotation.

     REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

     OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $260,774,172 and $262,257,379, respectively; proceeds from sales of direct and indirect U.S. government securities were $1,220,475, for the six months ended June 30, 2000. There were no cost of purchases from direct and indirect U.S. government securities for the six months ended June 30, 2000. Realized gains and losses from investment security transactions are reported on an identified cost basis.

     Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $58,687 and $58,130 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

     At June 30, 2000, Account GIS held 22 open S&P 500 Stock Index futures contracts expiring in September, 2000. The underlying face value, or notional value, of these contracts at June 30, 2000 amounted to $8,074,550. In connection with these contracts, short-term investments with a par value of $460,000 had been pledged as margin deposits.

     Net realized gains (losses) resulting from futures contracts were ($1,107,891) and $3,444,687 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. These losses are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 2000 is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.   CONTRACT CHARGES

     Investment management and advisory fees are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of Account GIS's average net assets. These fees are paid to Travelers Asset Management International Company, LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. Pursuant to a subadvisory agreement between TAMIC and The Travelers Investment Management Company ("TIMCO"), an indirect wholly owned subsidiary of Citigroup Inc., TAMIC pays TIMCO a subadvisory fee calculated daily at annual rates which start at 0.45% and decrease, as net assets increase, to 0.20% of Account GIS's average net assets.

     Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

     On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $12,359 and $25,099 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $298,388 and $296,975 of contingent deferred sales charges for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

4.   NET ASSETS HELD ON BEHALF OF AN AFFILIATE

     Approximately $21,343,000 and $22,919,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of June 30, 2000 and December 31, 1999, respectively. Transactions with this affiliate during the six months ended June 30, 2000 and the year ended December 31, 1999, were comprised of participant purchase payments of approximately $91,000 and $761,000 and contract surrenders of approximately $1,401,000 and $2,546,000, respectively.

5.   NET CONTRACT OWNERS' EQUITY



                                                                                               JUNE 30, 2000
                                                                         ----------------------------------------------------------

                                                                                                       UNIT           NET
                                                                                 UNITS                VALUE          ASSETS
                                                                                 -----                -----          ------
Accumulation phase of contracts issued prior to May 16, 1983 ..........          11,749,160         $ 24.171    $  283,999,001
Annuity phase of contracts issued prior to May 16, 1983 ...............             296,056           24.171         7,156,197
Accumulation phase of contracts issued on or after May 16, 1983 .......          31,959,645           23.162       740,265,030
Annuity phase of contracts issued on or after May 16, 1983 ............              81,244           23.162         1,881,801
                                                                                                                --------------

Net Contract Owners' Equity ................................................................................    $1,033,302,029
                                                                                                                ==============

6. SUPPLEMENTARY INFORMATION

    (Selected data for a unit outstanding throughout each period.)



Contracts issued prior to May 16, 1983                        SIX
                                                             MONTHS
                                                             ENDED                     FOR THE YEARS ENDED DECEMBER 31,
                                                            JUNE 30,            (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                        ----------------  ---------------------------------------------------------
                                                               2000             1999        1998         1997        1996      1995
                                                               ----             ----        ----         ----        ----      ----
SELECTED PER UNIT DATA:
 Total investment income .................................  $   .130         $   .267    $   .243     $   .233     $  .216   $  .208
 Operating expenses ......................................      .189             .347        .272         .201        .154      .123
                                                            ---------        ---------   ---------    ---------   ---------  -------

 Net investment income (loss) ............................     (.059)           (.080)      (.029)        .032        .062      .085

 Unit value at beginning of period .......................    24.427           20.017      15.510       11.763       9.668     7.120
 Net realized and change in unrealized gains (losses) ....     (.197)           4.490       4.536        3.715       2.033     2.463
                                                            ---------        ---------   ---------    ---------   ---------  -------

 Unit value at end of period .............................  $ 24.171         $ 24.427    $ 20.017     $ 15.510    $ 11.763   $ 9.668
                                                            =========        =========   =========    =========   =========  =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value .................... $   (.26)        $   4.41    $   4.51     $   3.75    $   2.10   $  2.55
 Ratio of operating expenses to average net assets ........    1.60%*           1.60%       1.56%        1.45%       1.45%     1.45%
 Ratio of net investment income (loss) to average
  net assets ..............................................   (.48)%*          (.37)%      (.16)%         .24%        .60%     1.02%
 Number of units outstanding at end of period (thousands)..   12,045           12,646      13,894       15,194      16,554    17,896
 Portfolio turnover rate ..................................      26%              47%         50%          64%         85%       96%



Contracts issued on or after May 16, 1983




                                                                SIX
                                                               MONTHS
                                                                ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                               JUNE 30,         (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                           ----------------  -------------------------------------------------------
                                                                   2000         1999      1998         1997        1996        1995
                                                                   ----         ----      ----         ----        ----        ----
SELECTED PER UNIT DATA:
 Total investment income ...................................   $    .125     $   .256   $   .234     $   .228   $   .212     $  .205
 Operating expenses ........................................        .209         .385       .303         .228       .175        .140
                                                               ----------    ---------   --------    ---------  ---------    -------

 Net investment income (loss)...............................       (.084)       (.129)     (.069)        .000       .037        .065

 Unit value at beginning of period .........................      23.436       19.253     14.955       11.371      9.369       6.917
 Net realized and change in unrealized gains (losses) ......       (.190)       4.312      4.367        3.584      1.965       2.387
                                                               ----------    ---------   --------    ---------  ---------    -------

 Unit value at end of period ...............................   $  23.162     $ 23.436   $ 19.253     $ 14.955   $ 11.371     $ 9.369
                                                               ==========    =========  =========    =========  =========    =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value .....................   $    (.27)    $   4.18   $   4.30     $   3.58   $   2.00     $  2.45
 Ratio of operating expenses to average net assets .........       1.85% *      1.85%      1.81%        1.70%      1.70%       1.70%
 Ratio of net investment income (loss) to average net
  assets ...................................................      (.73)% *     (.62)%     (.41)%         .00%       .36%        .79%
 Number of units outstanding at end of period (thousands) ..      32,041       32,648     32,051       29,545     27,578      26,688
 Portfolio turnover rate ...................................         26%          47%        50%          64%        85%         96%


* Annualized


                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2000





                                   NO. OF          MARKET
                                   SHARES           VALUE
                                 ------------    ------------

COMMON STOCKS (98.5%)

 AEROSPACE (0.4%)
  Boeing Co.                          94,330   $   3,944,173
                                               --------------

 AIRLINES (0.2%)
  AMR Corp. (A)                        9,580         253,271
  Delta Airlines, Inc.                28,900       1,461,256
                                               --------------
                                                   1,714,527
                                               --------------
 AUTOMOTIVE (1.1%)
  Ford Motor Co.                     102,500       4,407,500
  General Motors Corp.                45,800       2,659,263
  Harley Davidson, Inc.               54,000       2,079,000
  Johnson Controls, Inc.              41,900       2,149,994
  Visteon Corp. (A)                   13,421         162,725
                                               --------------
                                                  11,458,482
                                               --------------
 BANKING (3.7%)
  Bank of America Corp.              108,124       4,649,332
  Bank of New York                    80,900       3,761,850
  Bank One Corp.                     103,264       2,742,950
  Capital One Financial Corp.         39,300       1,753,763
  Chase Manhattan Corp.              122,406       5,638,326
  Fifth Third BanCorp                 21,400       1,354,220
  Firstar Corp.                       91,400       1,925,113
  FleetBoston Financial Corp.        115,022       3,910,748
  J.P. Morgan & Company, Inc.         12,200       1,343,525
  MBNA Corp.                         116,000       3,146,500
  National City Corp.                 64,100       1,093,706
  State Street Corp.                  23,800       2,524,288
  Wells Fargo & Co.                  121,130       4,693,787
                                               --------------
                                                  38,538,108
                                               --------------
 BEVERAGE (2.2%)
  Adolph Coors Co.                    35,300       2,135,650
  Anheuser-Busch Cos.                 52,200       3,898,688
  Coca-Cola Co.                      209,500      12,033,156
  PepsiCo, Inc.                      108,600       4,825,913
                                               --------------
                                                  22,893,407
                                               --------------
 BROKERAGE (3.5%)
  Bear Stearns Cos., Inc.             57,600       2,397,600
  Charles Schwab Corp.                93,350       3,138,894
  Lehman Brothers Holdings,
    Inc.                              51,300       4,851,056
  Merrill Lynch & Co.                 62,400       7,176,000
  MGIC Investment Corp.               55,900       2,543,450
  Morgan Stanley Dean Witter &
    Co.                              143,350      11,933,887
  Paine Webber Group, Inc.            47,500       2,161,250
  T. Rowe Price & Associates,
    Inc.                              44,200       1,879,883
                                               --------------
                                                  36,082,020
                                               --------------
 BUILDING MATERIALS (0.1%)
  Masco Corp.                         61,500       1,110,844
                                               --------------
 CAPITAL GOODS (1.3%)
  Applied Materials, Inc. (A)         83,900       7,606,064
  Honeywell International,
    Inc.                              79,912       2,692,036
  Nucor Corp.                         13,500         448,031
  Tellabs, Inc. (A)                   32,900       2,252,624
                                               --------------
                                                  12,998,755
                                               --------------
 CHEMICALS (0.7%)
  Dow Chemical Co.                    62,400       1,883,700
  E.l. Dupont de Nemours & Co.        80,456       3,519,950
  Praxair, Inc.                       13,000         486,688
  Rohm & Haas Co.                     36,500       1,259,250
  Union Carbide Corp.                 10,000         495,000
                                               --------------
                                                   7,644,588
                                               --------------
 CONGLOMERATES (5.6%)
  Emerson Electric Co.                20,900       1,261,838
  General Electric Co.               802,900      42,553,700
  Minnesota Mining &
  Manufacturing Co.                   18,900       1,559,250
  Tyco International Ltd.            182,000       8,622,250
  United Technologies Corp.           70,800       4,168,350
                                               --------------
                                                  58,165,388
                                                --------------
 CONSTRUCTION MACHINE (0.3%)
  Caterpillar, Inc.                   19,400         657,175
  Ingersoll-Rand Co.                  51,000       2,052,750
                                               --------------
                                                   2,709,925
                                               --------------
 CONSUMER (2.0%)
  ACNielsen Corp. (A)                141,000       3,102,000
  Ball Corp.                          27,100         872,281
  Black & Decker Corp.                20,500         805,906
  Colgate-Palmolive Co.               72,300       4,328,963
  Kimberly Clark Corp.                70,360       4,036,905
  Procter & Gamble Co.               135,770       7,772,833
                                               --------------
                                                  20,918,888
                                               --------------
 DEFENSE (0.3%)
  Lockheed Martin Corp.              129,900       3,223,144
                                               --------------

 ENTERTAINMENT (2.7%)
  Seagram Co. Ltd.                    37,700       2,186,600
  Time Warner, Inc.                  120,300       9,142,800
  Viacom, Inc. (A)                   129,576       8,835,464
  Walt Disney Co.                    203,965       7,916,392
                                               --------------
                                                  28,081,256
                                               --------------
 FINANCE (1.7%)
  American Express Co.               145,500       7,584,188
  Household International             69,400       2,884,438
  Marsh & McLennan Cos.               20,300       2,120,081
  Metlife Capital Trust (A)          118,800       2,502,225
  Providian Financial Corp.           31,800       2,862,000
                                               --------------
                                                  17,952,932
                                               --------------
 FOOD (0.8%)
  Bestfoods, Inc.                     42,900       2,970,825
  McDonald's Corp.                    58,400       1,923,550
  Systemsco Corp.                     77,600       3,268,900
                                               --------------
                                                   8,163,275
                                               --------------


                                    NO. OF         MARKET
                                    SHARES          VALUE
                                 -------------   ------------
  HEALTHCARE (1.1%)
   Abbott Laboratories                 78,300   $  3,489,244
   Cardinal Health, Inc.               26,900      1,990,600
   Columbia/HCA Healthcare
    Corp.                              90,400      2,745,900
   PE Corp- Celera Genomics
    Group                              50,100      3,300,338
                                               --------------
                                                  11,526,082
                                               --------------
  INDEPENDENT ENERGY (0.2%)
   Apache Corp                         32,000      1,882,000
                                               --------------

  INSURANCE (3.1%)
   Aetna, Inc.                         44,800      2,875,600
   Allstate Corp.                     107,050      2,381,862
   Ambac Financial Group, Inc.         26,900      1,474,456
   American General Corp.              18,500      1,128,500
   Cigna Corp.                         38,600      3,609,100
   Cincinnati Financial Corp.          62,800      1,976,241
   International Lease Finance
    Corp.                             120,792     14,193,060
   Lincoln National Corp.              61,400      2,218,075
   MBIA, Inc.                          33,900      1,633,556
                                               --------------
                                                  31,490,450
                                               --------------
  INTEGRATED ENERGY (4.6%)
   Chevron Corp.                       53,800      4,562,912
   Conoco, Inc.                        48,604      1,193,836
   Exxon Mobil Corp.                  282,298     22,160,393
   Kerr Mcgee Corp.                    32,100      1,891,894
   Occidental Petroleum Corp.          33,200        699,275
   Phillips Petroleum Co.              21,100      1,069,506
   Royal Dutch Petroleum Co.          167,400     10,305,562
   Texaco, Inc.                        42,600      2,268,450
   USX-Marathon Group                  24,900        624,056
   Williams Cos.                       59,700      2,488,744
                                               --------------
                                                  47,264,628
                                               --------------
 MEDIA (1.5%)
   Clear Channel
    Communications, Inc. (A)           23,230      1,742,250
   Comcast Corp.                       69,600      2,820,978
   Gannett Company, Inc.               35,700      2,135,306
   Interpublic Group
    Companies, Inc.                    44,100      1,896,300
   New York Times Co.                  50,100      1,978,950
   Omnicom Group, Inc.                 29,500      2,627,344
   Tribune Co.                         61,300      2,145,500
                                               --------------
                                                  15,346,628
                                               --------------
  METALS (0.5%)
   Alcan Aluminum Ltd.                 15,900        492,900
   Alcoa, Inc.                         73,144      2,121,176
   Barrick Gold Corp.                  60,300      1,096,706
   Phelps Dodge Corp.                  21,000        780,938
   W.R. Grace & Co. (A)                94,200      1,142,175
                                               --------------
                                                   5,633,895
                                               --------------
  NATURAL GAS PIPELINE (0.4%)
   Enron Corp.                         65,000      4,192,500
                                               --------------

  OIL FIELD (0.7%)
   Baker Hughes Inc.                   26,900        860,800
   Halliburton Co.                     38,200      1,802,563
   Schlumberger Ltd.                   44,300      3,305,888
   Transocean Sedco Forex, Inc.        23,682      1,265,507
                                               --------------
                                                   7,234,758
                                               --------------
  PAPER (0.5%)
   Avery Dennison Corp.                22,500      1,510,312
   Georgia-Pacific Group               41,300      1,084,125
   International Paper Co.             40,700      1,213,369
   Mead Corp.                          25,350        640,088
   Weyerhaeuser Co.                    17,600        756,800
                                               --------------
                                                   5,204,694
                                               --------------
  PHARMACEUTICALS (9.9%)
   Allergan, Inc.                      54,000      4,023,000
   American Home Products Corp.       106,600      6,262,750
   Amgen, Inc. (A)                    106,700      7,499,015
   Baxter International, Inc.          24,600      1,729,688
   Bristol-Myers Squibb Co.           179,900     10,479,175
   Eli Lilly & Co.                     62,100      6,202,238
   Johnson & Johnson                  124,100     12,642,688
   Merck & Co, Inc.                   216,600     16,596,975
   Pfizer, Inc.                       525,665     25,231,920
   Pharmacia & Upjohn, Inc.           100,748      5,207,412
   Schering-Plough Corp.              119,800      6,049,900
                                               --------------
                                                 101,924,761
                                               --------------
  REFINING (0.1%)
   Tosco Corp.                         22,000        622,875
                                               --------------
  RETAILERS (5.2%)
   Bed Bath & Beyond, Inc. (A)         41,200      1,492,215
   Best Buy Company, Inc. (A)          35,700      2,258,025
   Circuit City Stores, Inc.           38,800      1,287,675
   CVS Corp.                           53,100      2,124,000
   Home Depot, Inc.                   165,547      8,267,003
   Kohl's Corp. (A)                    49,400      2,747,875
   Limited, Inc.                      149,100      3,224,288
   Lowe's Cos., Inc.                   69,500      2,853,844
   Sears, Roebuck & Co.               106,770      3,483,371
   Target Corp.                        53,300      3,091,400
   Walgreen Co.                       120,700      3,885,031
   Wal-Mart Stores, Inc.              326,200     18,797,275
                                               --------------
                                                  53,512,002
                                               --------------
  SERVICES (6.5%)
   Altera Corp. (A)                    40,100      4,086,443
   Biogen, Inc. (A)                    21,600      1,392,526
   Cendant Corp. (A)                  212,900      2,980,600
   Medtronic, Inc.                     84,800      4,224,100
   Microsoft (A)                      421,200     33,682,859
   Oracle Corp. (A)                   243,674     20,476,243
                                               --------------
                                                  66,842,771
                                               --------------
  SUPERMARKETS (0.3%)
   Safeway, Inc. (A)                   79,530      3,588,791
                                               --------------



                                   NO. OF         MARKET
                                   SHARES          VALUE
                                 ------------   ------------
 TECHNOLOGY (24.6%)
  Adobe Systems, Inc.                 24,000    $  3,117,751
  Advanced Micro Device (A)           33,200       2,564,700
  Agilent Technologies, Inc. (A)      31,465       2,320,543
  America Online, Inc. (A)           180,300       9,510,825
  Analog Devices, Inc. (A)            53,400       4,058,400
  Apple Computers, Inc. (A)           57,800       3,025,471
  Automatic Data Processing           36,100       1,933,606
  Cisco Systems, Inc. (A)            559,300      35,533,056
  Compaq Computer Corp.              138,168       3,531,919
  Computer Associates
    International                     37,200       1,904,175
  Comverse Technology, Inc. (A)       27,300       2,539,754
  Corning, Inc.                       38,400      10,363,200
  Dell Computer Corp. (A)            147,820       7,294,000
  Eastman Kodak Co.                   29,700       1,767,150
  EMC Corp. (A)                      154,600      11,894,537
  First Data Corp.                    64,900       3,220,662
  Hewlett Packard Co.                 89,800      11,213,775
  Intel Corp.                        276,755      36,990,049
  International Business
    Machine Corp.                    155,200      17,004,100
  Level 3 Communications (A)          39,900       2,276,793
  LSI Logic (A)                       42,100       2,278,662
  Lucent Technologies                267,898      15,872,956
  Micron Technologies, Inc. (A)       74,400       6,551,850
  Motorola, Inc.                     172,700       5,019,094
  Network Appliance Corp. (A)         38,000       3,057,814
  PerkinElmer, Inc.                   45,000       2,975,625
  QUALCOMM, Inc. (A)                  61,000       3,658,097
  Siebel Systems, Inc. (A)            23,700       3,877,173
  Solectron Corp. (A)                 72,600       3,040,125
  Sun Microsystem, Inc. (A)          136,400      12,408,144
  Teradyne, Inc. (A)                  30,800       2,263,800
  Texas Instruments, Inc.            137,600       9,451,400
  VERITAS Software Corp. (A)          26,500       2,993,673
  Xilinx, Inc. (A)                    46,200       3,815,833
  Yahoo, Inc. (A)                     40,490       5,016,966
                                               --------------
                                                 254,345,678
                                               --------------

 TELECOMMUNICATIONS (10.1%)
  ADC TeleCommunications, Inc. (A)    53,100       4,452,106
  ALLTEL Corp.                        32,900       2,037,744
  AT&T Corp.                         309,265       9,780,505
  AT&T Wireless (A)                   51,400       1,432,775
  Bell Atlantic Corp.                159,658       8,112,622
  BellSouth Corp.                    121,200       5,166,150
  Broadcom Corp. (A)                  18,900       4,137,919
  Global Crossing, Ltd. (A)           56,400       1,485,790
  GTE Corp.                           47,000       2,925,750
  MCI Worldcom, Inc. (A)             247,226      11,349,231
  Nextel Communications, Inc. (A)    109,800       6,714,962
  Nortel Networks Corp.              254,400      17,362,800
  SBC Communications, Inc.           302,818      13,096,878
  Sprint Corp. - Fon Group            87,912       4,483,512
  Sprint Corp. - PCS Group (A)       117,606       6,997,557
  US West, Inc.                       57,870       4,962,352
                                               --------------
                                                 104,498,653
                                               --------------
 TOBACCO (0.6%)
  Philip Morris Cos.                 231,100       6,138,594
                                               --------------

 TRANSPORTATION SERVICES (0.2%)
  FDX Corp. (A)                       42,000       1,596,000
                                               --------------
 U.S. AGENCY (0.7%)
 Federal Home Loan
  Mortgage Corp.                      70,000       2,835,000
 Federal National Mortgage
  Association                         88,000       4,592,500
                                               --------------
                                                   7,427,500
                                               --------------
 UTILITIES (1.1%)
  AES Corp. (A)                       63,600       2,901,750
  FirstEnergy Corp.                  101,400       2,370,225
  FPL Group, Inc.                     35,000       1,732,500
  Montana Power Co.                   35,100       1,239,469
  PECO Energy                         63,500       2,559,844
  Southern Co.                        33,300         776,306
                                               --------------
                                                  11,580,094
                                               --------------
   TOTAL COMMON STOCK
    (COST $740,982,748)                        1,017,453,066
                                               --------------



                                  PRINCIPAL        MARKET
                                   AMOUNT           VALUE
                                 ------------    ------------


SHORT-TERM INVESTMENTS (1.5%)

 COMMERCIAL PAPER (1.4%)
  Ford Motor Credit Co.,
   6.65% due July 7, 2000      $   6,275,000   $   6,266,641
  Household Finance Corp.,
   7.00% due July 3, 2000            983,000         982,623
  Transamerica Financial Corp.,
   6.68% due July 17, 2000         4,825,000       4,809,869
  UBS Finance (DE), Inc.,
   7.05% due July 5, 2000          2,700,000       2,697,411
                                               --------------
                                                  14,756,544
                                               --------------
 U.S. TREASURY (0.1%)
  United States of America
   Treasury,
   5.94% due October 19, 2000 (B)    460,000         452,065
                                               --------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $15,211,505)                15,208,609
                                               --------------




                                  NOTIONAL
                                    VALUE
                                 ------------
FUTURES CONTRACTS (0.0%)

  S&P 500 Stock Index,
   Exp. September, 2000 (C)    $   8,074,550               -
                                               --------------

   TOTAL INVESTMENTS (100%)

    (COST $756,194,253) (D)                  $ 1,032,661,675
                                              ===============


NOTES

(A)   Non-income Producing Security.

(B) Par value of $460,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.

 (D) At June 30, 2000, net unrealized appreciation for all securities was $276,467,422. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $314,737,857 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $38,270,435.

                        See Notes to Financial Statements

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Quality Bond Account for Variable Annuities ("Account QB") had a gross return of 0.69% for the second quarter; versus 1.69% for the Lehman Intermediate Government/Corporate Index (The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds). Account QB underperformed it's benchmark by 100 basis points. For the six months ended, Account QB has returned 2.48%, and the benchmark 3.22%, resulting in respective underperformance of 74 basis points. The fund was hurt by exposure to financial (FINOVA Capital Corp.) and retail (Saks, Inc.) companies that had some earnings surprises this past quarter.

Treasury yields in the 1-10 year range fell in the second quarter and the inversion became slightly less extreme, with two-year yields ending at 6.36% (down 13 basis points) and thirty-year yields at 5.90% (up 6 basis points). The 10-year treasury yield was essentially flat at 6.02%. A slide in yields that had begun in January bottomed in early April, as the market became concerned about the Federal Reserve Board ("Fed") actions, continued corporate and consumer borrowing demand and earnings stability. The ten-year yield rose from under 5.80% at that point to over 6.50%, where it hovered for most of May until it appeared that the Fed's latest, 50-point, hike was sufficient in braking on the economy. The 10-year yield then fell back to just north of 6.00%.

Corporate yields rose more than treasuries due to credit concerns resulting from higher rates. Thirty-year A-quality spreads widened from 200 to 250 in May before retracing most of the widening. On signs of a cool economy, investment-grade spreads tightened uniformly for the first time this year in June, but remain near historic peaks. Yields on 10-year Baa bonds closed at around 8.20%.

After three quarters of economic growth over 5%, it appears that the second quarter will see a number south of 4%. While the second quarter has shown cyclical weakness in recent years, there are good reasons to believe that the Fed's tightening stance has caused a true braking of a speeding economy. The Conference Board's index of leading economic indicators fell in May. Among signs of slower growth released this past month were decreased auto sales, a lower consumer confidence figure, concern over bank loan portfolio quality, and corporate earnings concern not just in high-tech areas but in retail markets like clothing and electronics. For these reasons, the finance and retail sectors were especially hit with concentrated concern in the quarter. Yankee and utility bonds lead the corporate issues this quarter and for the year. Due to some credit concerns and spread widenings that have been proportional to risk, AAA quality bonds have outperformed lower-quality counterparts this quarter and year-to-date.

Issuance in the investment-grade corporate bond market remains significantly lower than that of 1999, due partly to both pre-Y2K funding and higher borrowing costs. The combination of a tight monetary policy and high debt ratios among both corporations and consumers could exacerbate an otherwise small slowdown in economic activity. We are not overly concerned about a hard landing at this time and believe that the next two months leading up to the August FOMC meeting will shed important light on the lagging effects of the six rate hikes made in the last year.

We believe that the recent snap-back in corporate spreads will continue in the second half of the year, thereby neutralizing most of the overreaction we've seen to some sub-sectors of corporate issues.

PORTFOLIO MANAGER:  F. DENNEY VOSS

                                  [TAMIC LOGO]

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2000




ASSETS:

  Investment securities, at market value (cost $128,348,419) .....       $124,520,426
  Receivables:
     Interest ....................................................          1,994,756
     Investment securities sold ..................................         11,593,388
     Purchase payments and transfers from other Travelers accounts             25,868
  Other assets ...................................................              1,245
                                                                         ------------

       Total Assets ..............................................        138,135,683
                                                                         ------------


LIABILITIES:

  Cash overdraft .................................................             43,472
  Payables:
     Investment securities purchased .............................         11,445,001
     Contract surrenders and transfers to other Travelers accounts            110,545
     Investment management and advisory fees .....................              8,931
     Insurance charges ...........................................             32,286
  Accrued liabilities ............................................                218
                                                                         ------------

       Total Liabilities .........................................         11,640,453
                                                                         ------------

NET ASSETS:                                                              $126,495,230
                                                                         ============



                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000






INVESTMENT INCOME:
 Interest ...................................................                                           $  4,691,585

EXPENSES:
 Investment management and advisory fees ....................                        $    209,591
 Insurance charges ..........................................                             765,110
                                                                                     ------------

     Total expenses .........................................                                                974,701
                                                                                                        ------------

        Net investment income ...............................                                              3,716,884
                                                                                                        ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS)
     ON INVESTMENT SECURITIES:
 Realized gain (loss) from investment security transactions:
   Proceeds from investment securities sold .................                          69,579,490
   Cost of investment securities sold .......................                          70,443,326
                                                                                     ------------

        Net realized gain (loss) ............................                                               (863,836)

 Change in unrealized loss on investment securities:

   Unrealized loss at December 31, 1999 .....................                          (3,194,214)
   Unrealized loss at June 30, 2000 .........................                          (3,827,993)
                                                                                     ------------

        Net change in unrealized gain (loss) for the period .                                               (633,779)
                                                                                                        ------------

          Net realized gain (loss) and change in unrealized
            gain (loss)                                                                                   (1,497,615)
                                                                                                        ------------

 Net increase in net assets resulting from operations .......                                           $  2,219,269
                                                                                                        ============







                       See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                          SIX MONTHS
                                                                             ENDED         YEAR ENDED
                                                                           JUNE 30,       DECEMBER 31,
                                                                             2000             1999
                                                                             ----             ----
                                                                         (UNAUDITED)
OPERATIONS:
 Net investment income ........................................      $   3,716,884        $   7,682,536
 Net realized gain (loss) from investment security transactions           (863,836)          (3,264,548)
 Net change in unrealized gain (loss) on investment securities            (633,779)          (3,187,953)
                                                                     -------------        -------------

  Net increase in net assets resulting from operations ........          2,219,269            1,230,035
                                                                     -------------        -------------

UNIT TRANSACTIONS:
 Participant purchase payments
  (applicable to 530,840 and 1,784,107 units, respectively) ..           3,105,501           10,308,965
 Participant transfers from other Travelers accounts
  (applicable to 974,028 and 2,515,938 units, respectively) ..           5,699,790           14,547,000
 Administrative charges
  (applicable to 6,709 and 15,591 units, respectively) .......             (39,663)             (90,289)
 Contract surrenders
  (applicable to 1,420,081 and 3,295,199 units, respectively)           (8,372,548)         (19,155,386)
 Participant transfers to other Travelers accounts
  (applicable to 2,493,240 and 5,288,415 units, respectively)          (14,588,476)         (30,584,506)
 Other payments to participants
  (applicable to 65,534 and 194,998 units, respectively) .....            (394,967)          (1,142,207)
                                                                     -------------        -------------

  Net decrease in net assets resulting from unit
    transactions .............................................         (14,590,363)         (26,116,423)
                                                                     -------------        -------------

   Net decrease in net assets ................................         (12,371,094)         (24,886,388)

NET ASSETS:
  Beginning of period ........................................         138,866,324          163,752,712
                                                                     -------------        -------------

  End of period ..............................................       $ 126,495,230        $ 138,866,324
                                                                     =============        =============






                       See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

     SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. Eastern Standard Time price of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

     When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

     Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

     FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

     It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

     Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

     REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

     OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) were $31,941,095 and $37,905,255, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $16,932,311 and $35,170,116, respectively, for the six months ended June 30, 2000. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.   CONTRACT CHARGES

     Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

     Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

     On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $3,110 and $7,024 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $85,184 of contingent deferred sales charges for the year ended December 31, 1999. There were no contingent deferred sales charges for the six months ended June 30, 2000.

4.   NET ASSETS HELD ON BEHALF OF AN AFFILIATE

     Approximately $301,000 and $310,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of June 30, 2000 and December 31, 1999, respectively. Transactions with this affiliate during the six months ended June 30, 2000 and the year ended December 31, 1999, were comprised of participant purchase payments of approximately $14,000 and $105,000 and contract surrenders of approximately $28,000 and $249,000, respectively.

5.   NET CONTRACT OWNERS' EQUITY



                                                                                                    JUNE 30, 2000
                                                                                 --------------------------------------------------
                                                                                                        UNIT             NET
                                                                                        UNITS           VALUE           ASSETS
                                                                                        -----          -------          ------
Accumulation phase of contracts issued prior to May 16, 1983 ...................       5,710,798       $ 6.165     $   35,212,442
Annuity phase of contracts issued prior to May 16, 1983 ........................         102,893         6.165            634,435
Accumulation phase of contracts issued on or after May 16, 1983 ................      15,334,351         5.907         90,602,089
Annuity phase of contracts issued on or after May 16, 1983 .....................           7,830         5.907             46,264
                                                                                                                   ---------------

Net Contract Owners' Equity ..................................................................................     $  126,495,230
                                                                                                                   ===============


6.  SUPPLEMENTARY INFORMATION

 (Selected data for a unit outstanding throughout each period.)



Contracts issued prior to May 16, 1983                                 SIX
                                                                      MONTHS
                                                                      ENDED             FOR THE YEARS ENDED DECEMBER 31,
                                                                      JUNE 30,      (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                     --------    ---------------------------------------------------
                                                                       2000       1999        1998       1997       1996      1995
                                                                       ----       ----        ----       ----       ----      ----
SELECTED PER UNIT DATA:
    Total investment income ........................................ $  .218    $  .393    $  .363   $   .353    $  .379    $  .328
    Operating expenses .............................................    .040       .080       .076       .071       .067       .063
                                                                     --------   --------   --------  ---------   --------   --------

    Net investment income ..........................................    .178       .313       .287       .282       .312       .265

    Unit value at beginning of period ..............................   6.055      5.994      5.593      5.234      5.050      4.400
    Net realized and change in unrealized gains (losses) ...........   (.068)     (.252)      .114       .077      (.128)      .385
                                                                     --------   --------   --------  ---------   --------   --------

    Unit value at end of period .................................... $ 6.165    $ 6.055    $ 5.994   $  5.593    $ 5.234    $ 5.050
                                                                     ========   ========   ========  =========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value ..................................... $   .11    $   .06    $   .40   $    .36    $   .18    $   .65
    Ratio of operating expenses to average net assets ..............   1.33%*     1.33%      1.33%      1.33%      1.33%      1.33%
    Ratio of net investment income to average net assets ...........   5.88%*     5.22%      4.96%      5.25%      6.12%      5.54%
    Number of units outstanding at end of period (thousands)........   5,814      6,224      6,880      7,683      8,549      9,325
    Portfolio turnover rate ........................................    406%       340%       438%       196%       176%       138%







Contracts issued on or after May 16, 1983                         SIX
                                                                 MONTHS
                                                                 ENDED               FOR THE YEARS ENDED DECEMBER 31,
                                                                 JUNE 30,      (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                               -----------    -------------------------------------------------
                                                                   2000         1999      1998       1997      1996    1995
                                                                   ----         ----      ----       ----      ----    ----

SELECTED PER UNIT DATA:
    Total investment income ...................................  $  .209     $  .378   $  .350   $  .342    $  .368    $  .319
    Operating expenses ........................................     .046        .091      .088      .082       .078       .073
                                                                 --------    --------  --------  --------   --------   --------

    Net investment income .....................................     .163        .287      .262      .260       .290       .246

    Unit value at beginning of period .........................    5.810       5.765     5.393     5.060      4.894      4.274
    Net realized and change in unrealized gains (losses) ......    (.066)      (.242)     .110      .073      (.124)      .374
                                                                 --------    --------  --------  --------   --------   --------

    Unit value at end of period ...............................  $ 5.907     $ 5.810   $ 5.765   $ 5.393    $ 5.060    $ 4.894
                                                                 ========    ========  ========  ========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value ................................  $   .10     $   .04   $   .37   $   .33    $   .17    $   .62
    Ratio of operating expenses to average net assets .........    1.57%*      1.57%     1.57%     1.57%      1.57%      1.57%
    Ratio of net investment income to average net assets ......    5.64%*      4.97%     4.71%     5.00%      5.87%      5.29%
    Number of units outstanding at end of period (thousands) ..   15,342      17,412    21,251    21,521     24,804     27,066
    Portfolio turnover rate ...................................     406%        340%      438%      196%       176%       138%

  * Annualized




]

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2000




                                  PRINCIPAL        MARKET
                                   AMOUNT           VALUE
                                 ------------    ------------
BONDS (87.4%)

 AIRLINES (1.2%)
  Delta Airlines, Inc.,
    9.25% Sinking Fund, 2007    $  1,426,795    $  1,428,442
                                                -------------

 BANKING (6.0%)
  Bank of America Corp.,
   7.80% Debentures, 2010          6,000,000       5,978,220
  MBNA American Bank NA,
   6.00% Debentures, 2000          1,500,000       1,491,037
                                               --------------
                                                   7,469,257
                                               --------------
 FINANCE (20.4%)
  Comdisco, Inc.,
   7.25% Debentures, 2001          6,800,000       6,676,696
  FINOVA Capital Corp.,
   6.25% Debentures, 2002          7,500,000       6,522,232
  Orix Credit Alliance,
   6.78% Debentures, 2001          5,900,000       5,849,242
  Osprey Holdings, Inc.,
   8.31% Debentures, 2003 (A)      6,300,000       6,323,934
                                               --------------
                                                  25,372,104
                                               --------------
 FOOD (6.1%)
  Nabisco, Inc.,
   6.70% Debentures, 2002          7,800,000       7,574,206
                                               --------------

 GAMING (5.5%)
  Park Place Entertainment,
   7.95% Debentures, 2003          7,000,000       6,908,125
                                               --------------

 HEALTHCARE (3.7%)
  Columbia/HCA Healthcare
    Corp.,
    6.87% Debentures, 2003         5,000,000       4,628,670
                                               --------------

 MEDIA (2.4%)
  Clear Channel
    Communications, Inc.,
    7.88% Debentures, 2005         3,000,000       3,017,559
                                               --------------
 PAPER (3.6%)
  International Paper Co.,
   8.13%  Debentures, 2005         4,400,000       4,443,318
                                               --------------

 REAL ESTATE (9.1%)
  CarrAmerica Realty Corp.,
   6.63% Debentures, 2000          5,200,000       5,182,918
  Nationwide Health
    Properties, Inc.,
   6.90% Debentures, 2037          7,000,000       6,174,350
                                               --------------
                                                  11,357,268
                                               --------------
 RETAILERS (10.3%)
  Federated Department Stores
    Inc.,
   8.50% Debentures, 2010          5,700,000       5,814,120
  Saks, Inc.,
   7.25% Debentures, 2004          4,000,000       3,596,912
  Saks, Inc.,
   7.50% Debentures, 2010          2,000,000       1,638,150
  Target Corp.,
   6.80 % Debentures, 2001         1,800,000       1,790,422
                                               --------------
                                                  12,839,604
                                               --------------
 TELECOMMUNICATIONS (10.7%)
  Deutsche Telecommunication,
   8.00% Debentures, 2010          6,000,000       6,060,840
  Telecom New Zealand
   Financial Corp.,
    6.25% Debentures, 2003         7,500,000       7,314,525
                                               --------------
                                                  13,375,365
                                               --------------

 UTILITIES (8.4%)
  CMS Energy Corp.,
   7.63% Debentures, 2004          1,750,000       1,654,878
  CMS Energy Corp.,
   6.75% Debentures, 2004          3,000,000       2,779,473
  UtiliCorp United, Inc.,
   6.88% Debentures, 2004          6,300,000       6,015,297
                                               --------------
                                                  10,449,648
                                               --------------
   TOTAL BONDS
    (COST $112,690,430)                          108,863,566
                                               --------------



                                  PRINCIPAL        MARKET
                                   AMOUNT           VALUE
                                 ------------    ------------

SHORT-TERM INVESTMENTS (12.6%)

 COMMERCIAL PAPER (12.6%)
  Boeing Capital Corp.,
   7.00% Debentures, 2000      $   5,000,000   $   4,994,270
  Ford Motor Credit Co.,
   6.65% Debentures, 2000          4,835,000       4,828,560
  Tranamerica Financial Corp.,
   6.68% Debentures, 2000          2,435,000       2,427,364
  Household Finance Corp.,
   7.00% Debentures, 2000            468,000         467,820
  Franchise Finance Corp.,
   7.00% Debentures, 2000          2,950,000       2,938,846
                                               --------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $15,657,989)                15,656,860
                                               --------------

   TOTAL INVESTMENTS (100%)
    (COST $128,348,419) (B)                    $ 124,520,426
                                               ==============



NOTES

(A)   Restricted Security.

(B) At June 30, 2000, net unrealized depreciation for all securities was $3,827,993. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $292,072 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $4,120,065.



                        See Notes to Financial Statements

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

During the six months ended the economy showed its first signs of a possible slowdown in the second quarter, as the June employment report implied the economy may have lost some of its forward momentum. The unemployment rate remains at 4.0%, and it is estimated that real Gross Domestic Product growth for the second quarter will be 3.6%, down from 5.5% in the first quarter. Although temporary factors may be behind recent economic data pointing to a slowing economy, evidence for a more fundamental deceleration has gained credibility recently based on a fading of the wealth effect, temporarily depressing real incomes, and the tightening of credit availability.

The six months ended with the 30-year Treasury Bond yield at 5.90% and the federal funds rate at 6.50%. The 30-year Treasury Bond yield was up 7 basis points from the March 31 level of 5.83% and down 58 basis points from year-end. The May 16th meeting of the Federal Open Market Committee ("FOMC") resulted in an increase of the federal funds rate by 50 basis points, while leaving the rate unchanged in the June 28 meeting. The federal funds rate is up 100 basis points from the beginning of the year. Currently, the FOMC is maintaining an inflation bias. If economic strength persists, the Federal Reserve Board once again may have to tighten interest rates.

The strategy in management of The Travelers Money Market Account for Variable Annuities short-term assets will be to maintain the current average life for maturities at 45 days. At June 30, 2000 the asset size of the portfolio was $155.1 million, with an average yield of 6.64%.

PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.

                                  [TAMIC LOGO]

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 2000




ASSETS:
Investment securities, at market value (cost $155,087,212) ....       $155,085,903
Cash ..........................................................          1,517,433
Receivables:
  Interest ....................................................            103,951
  Investment securities sold ..................................          3,800,000
  Purchase payments and transfers from other Travelers accounts            835,172
Other assets ..................................................              1,184
                                                                      ------------

   Total Assets ...............................................        161,343,643
                                                                      ------------


LIABILITIES:
 Payables:
  Investment securities purchased .............................          5,315,504
  Contract surrenders and transfers to other Travelers accounts          2,158,641
  Investment management and advisory fees .....................             10,969
  Insurance charges ...........................................             42,399
Accrued liabilities ...........................................                243
                                                                      ------------

  Total Liabilities ...........................................          7,527,756
                                                                      ------------

NET ASSETS:                                                           $153,815,887
                                                                      ============





                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000


INVESTMENT INCOME:
 Interest ..........................................................                    $ 4,908,948

EXPENSES:
 Investment management and advisory fees ...........................     $ 258,136
 Insurance charges .................................................       997,794
                                                                       ------------

      Total expenses ...............................................                      1,255,930
                                                                                      --------------

      Net investment income ........................................                      3,653,018
                                                                                      --------------

Net increase in net assets resulting from operations ..............                     $ 3,653,018
                                                                                      ==============








                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                               SIX MONTHS
                                                                                  ENDED            YEAR ENDED
                                                                                JUNE 30,          DECEMBER 31,
                                                                                  2000                1999
                                                                                  ----                ----
                                                                               (UNAUDITED)

OPERATIONS:

 Net investment income ................................................      $   3,653,018        $   4,673,687
                                                                             -------------        -------------

 Net increase in net assets resulting from operations .................          3,653,018            4,673,687
                                                                             -------------        -------------

UNIT TRANSACTIONS:

 Participant purchase payments
  (applicable to 3,559,457 and 7,727,238 units, respectively) ..........         9,153,007           19,296,081
 Participant transfers from other Travelers accounts
  (applicable to 79,434,332 and 137,148,554 units, respectively) .......       203,966,570          342,447,640
 Administrative charges
  (applicable to 22,401 and 44,123 units, respectively) ................           (58,165)            (111,002)
 Contract surrenders
  (applicable to 8,896,973 and 11,795,197 units, respectively) .........       (22,879,229)         (29,442,632)
 Participant transfers to other Travelers accounts
  (applicable to 85,426,712 and 103,863,953 units, respectively) .......      (219,214,641)        (258,947,037)
 Other payments to participants
  (applicable to 129,982 and 207,463 units, respectively) ..............          (335,194)            (521,752)
                                                                             -------------        -------------

 Net increase (decrease) in net assets resulting from unit transactions        (29,367,652)          72,721,298
                                                                             -------------        -------------

  Net increase (decrease) in net assets ................................       (25,714,634)          77,394,985

NET ASSETS:

 Beginning of period ..................................................        179,530,521          102,135,536
                                                                             -------------        -------------

 End of period ........................................................      $ 153,815,887        $ 179,530,521
                                                                             =============        =============







                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

     SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

     SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

     REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

     FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

     OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   CONTRACT CHARGES

     Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's average net assets. These fees are paid to Travelers Asset Management International Company, LLC, an indirect wholly owned subsidiary of Citigroup Inc.

     Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.0017% for contracts issued prior to May 16, 1983 and 1.25% on an annual basis for contracts issued on or after May 16, 1983. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial years) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

     The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $141,476 and $191,288 of contingent deferred sales charges for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

3.   NET ASSETS HELD ON BEHALF OF AN AFFILIATE

     Approximately $3,381,000 and $3,431,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of June 30, 2000 and December 31, 1999, respectively. Transactions with this affiliate during the six months ended June 30, 2000 and the year ended December 31, 1999, were comprised of participant purchase payments of approximately $448,000 and $2,249,000 and contract surrenders of approximately $575,000 and $2,377,000, respectively.

4.   NET CONTRACT OWNERS' EQUITY




                                                                                        JUNE 30, 2000
                                                                       ---------------------------------------------

                                                                                            UNIT            NET
                                                                              UNITS         VALUE          ASSETS
                                                                              -----         -----          ------
Accumulation phase of contracts issued prior to May 16, 1983 ..............     24,316       $ 2.713   $      65,988
Annuity phase of contracts issued prior to May 16, 1983 ...................     50,660         2.713         137,481
Accumulation phase of contracts issued on or after May 16, 1983 ........... 58,961,509         2.600     153,334,449
Annuity phase of contracts issued on or after May 16, 1983 ................    106,887         2.600         277,969
                                                                                                      --------------

Net Contract Owners' Equity .........................................................................  $ 153,815,887
                                                                                                      ==============


5.  SUPPLEMENTARY INFORMATION

 (Selected data for a unit outstanding throughout each period.)


Contracts issued prior to May 16, 1983                              SIX
                                                                   MONTHS
                                                                   ENDED             FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30,     (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                 ----------  ---------------------------------------------------
                                                                   2000       1999       1998       1997       1996       1995
                                                                   ----       ----       ----       ----       ----       ----
SELECTED PER UNIT DATA:
    Total investment income ...................................   $  .082    $  .135   $  .138    $  .134    $  .125    $  .130
    Operating expenses ........................................      .018       .034      .033       .032       .030       .030
                                                                  --------   --------  --------   --------   --------   --------

    Net investment income  ....................................      .064       .101      .105       .102       .095       .100

    Unit value at beginning of period .........................     2.649      2.548     2.443      2.341      2.246      2.146
                                                                  --------   --------  --------   --------   --------   --------

    Unit value at end of period ...............................   $ 2.713    $ 2.649   $ 2.548    $ 2.443    $ 2.341    $ 2.246
                                                                  ========   ========  ========   ========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value .................................  $   .06    $   .10   $   .11    $   .10    $   .10    $   .10
    Ratio of operating expenses to average net assets ..........    1.33%*     1.33%     1.33%      1.33%      1.33%      1.33%
    Ratio of net investment income to average net assets .......    4.86%*     3.87%     4.20%      4.27%      4.10%      4.61%
    Number of units outstanding at end of period (thousands) ...       75         80        91        105        112        206





Contracts issued on or after May 16, 1983                            SIX
                                                                    MONTHS
                                                                     ENDED            FOR THE YEARS ENDED DECEMBER 31,
                                                                   JUNE 30,      (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                                 ------------  ----------------------------------------------------
                                                                     2000        1999     1998        1997       1996       1995
                                                                     ----        ----     ----        ----       ----       ----

SELECTED PER UNIT DATA:
    Total investment income ...................................     $  .079    $  .130   $  .133     $  .128    $  .121    $  .127
    Operating expenses ........................................        .020       .039      .038        .036       .035       .034
                                                                    --------   --------  --------    --------   --------   --------

    Net investment income .....................................        .059       .091      .095        .092       .086       .093

    Unit value at beginning of period .........................       2.541      2.450     2.355       2.263      2.177      2.084
                                                                    --------  ---------  --------    --------   --------   --------

    Unit value at end of period ...............................     $ 2.600    $ 2.541   $ 2.450     $ 2.355    $ 2.263    $ 2.177
                                                                    ========   ========  ========    ========   ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
    Net increase in unit value ................................     $   .06    $   .09   $   .10     $   .09    $   .09    $   .09
    Ratio of operating expenses to average net assets .........       1.57%*     1.57%     1.57%       1.57%      1.57%      1.57%
    Ratio of net investment income to average net assets ......       4.61%*     3.62%     3.95%       4.02%      3.84%      4.36%
    Number of units outstanding at end of period (thousands) ..      59,068     70,545    41,570      36,134     38,044     35,721

  * Annualized


                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2000

                                        PRINCIPAL        MARKET
                                         AMOUNT           VALUE
                                       ------------    ------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (100%)
  Albertsons, Inc.,
   6.76% due July 14, 2000           $   5,000,000   $   4,999,927
  Alcoa Inc.,
   6.71% due July 27, 2000               7,500,000       7,462,905
  American Express Credit
   Corp.,
   6.68% due July 6, 2000                7,500,000       7,491,405
  American Honda Financial,
   6.82% due June 25, 2001               7,500,000       7,500,000
  Asset Securitization Corp.,
   6.67% due July 20, 2000               4,850,000       4,832,142
  Associates Corp. of North,
   America,
   6.77% due June 15, 2004 (A)           5,000,000       5,025,882
  AT&T Corp.,
   6.28% due July 13, 2000               5,000,000       4,999,240
  Bank One Corp.,
   6.90% due March 23, 2001              5,000,000       5,002,095
  Becton Dickinson & Co.,
   6.70% due August 1, 2000              7,500,000       7,456,133
  Bell Atlantic Financial
   Services, Inc.,
   6.74% due August 30, 2000             7,500,000       7,416,375
  Boeing Capital Corp.,
   7.00% due July 6, 2000                2,500,000       2,497,135
  Ford Motor Credit Co.,
   6.67 % due July 7, 2000               7,500,000       7,490,010
  GE Capital Corp.,
   6.70% due July 27, 2000               7,330,000       7,293,746
  General Dynamics Corp.,
   6.72% due July 11, 2000               5,000,000       4,989,685
  General Motors Acceptance,
   6.74% due July 12, 2000               7,750,000       7,732,624
  Goldman Sachs Group LP,
   6.72% due July 10, 2000               7,200,000       7,186,450
  Household Finance Corp.,
   7.00% due July 3, 2000                2,820,000       2,818,919
  Knight-Ridder Inc.,
   6.65% due July 18, 2000               5,872,000       5,852,517
  New Castle 2000-A,
   6.80% due July 7, 2000                7,500,000       7,490,010
  Newell Rubbermaid Inc.,
   6.63% due July 6, 2000                3,225,000       3,221,304
  Preferred Resources Funding Corp.,
   6.70% due July 20, 2000               7,500,000       7,472,385
  Providian Master Trust,
   6.70% due July 17, 2000               7,500,000       7,476,480
  Swiss Reinsurance Co.,
   6.80 due September 15, 2000           7,500,000       7,394,362
  Transamerica Financial Corp.,
   6.66% due July 18, 2000               6,135,000       6,114,644
  Tribune Co.,
   6.72% due August 18, 2000             3,000,000       2,974,227
  UBS Finance (DE) Inc.,
   6.86% due July 5, 2000                4,900,000       4,895,301
                                                     --------------

   TOTAL INVESTMENTS (100%)
    (COST $155,087,212)                              $ 155,085,903
                                                     ==============

NOTES

(A)               Security is putable annually on June 15.


                        See Notes to Financial Statements

                       This page intentionally left blank.

                       This page intentionally left blank.

                               Investment Adviser

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

                             Investment Sub-Adviser

                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES



                             Independent Accountants

                                    KPMG LLP
                              Hartford, Connecticut

                                    Custodian

                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York



The financial information included herein has been taken from the records of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, and The Travelers Money Market Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.

This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities or The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.

VG-137 (Semi-Annual) (6-00) Printed in U.S.A.